UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 9, 2003
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-NC9 Mortgage Pass-Through Certificates, Series 2003-NC9)

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             (Exact name of registrant as specified in its charter)


      Delaware                      333-104046-11          13-3939229
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(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)          Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)
      (Zip Code)

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2003-NC9 Mortgage Pass-Through Certificates, Series 2003-NC9. On September 9, 2003, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, NC Capital Corporation, as responsible party, Deutsche Bank National Trust Company, as trustee, and ACE Guaranty Corp., as certificate insurer, of Morgan Stanley ABS Capital I Inc. Trust 2003-NC9 Mortgage Pass-Through Certificates, Series 2003-NC9 (the "Certificates"), issued in eight classes. The Class A-1, Class A-2, Class A-3, Class M, and Class B Certificates, with an aggregate scheduled principal balance as of September 9, 2003 of $333,292,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and The Williams Capital Group, L.P. (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 5, 2003 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2003, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, NC Capital Corporation, as responsible party, Deutsche Bank National Trust Company, as trustee, and ACE Guaranty Corp., as certificate insurer.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 9, 2003                  MORGAN STANLEY ABS CAPITAL I
                                          INC.

                                          By:     /s/ Valerie H. Kay
                                               ---------------------------------
                                              Name:   Valerie H. Kay
                                              Title:  Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K

Exhibit No.                     Description
-----------                     -----------
4                               Pooling and Servicing Agreement, dated as
                                of August 1, 2003, by and among the
                                Company, as depositor, HomEq Servicing
                                Corporation, as servicer, NC Capital
                                Corporation, as responsible party,
                                Deutsche Bank National Trust Company, as trustee, and ACE Guaranty Corp., as certificate insurer.

                                    EXHIBIT 4

 Pooling and Servicing Agreement, dated as of August 1, 2003, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, NC Capital Corporation, as responsible party, Deutsche Bank National Trust Company, as trustee, and ACE Guaranty Corp., as certificate insurer.